EXHIBIT 10.1

                   [ INFINITY CAPITAL GROUP, INC. LETTERHEAD ]


April 9, 2007


Prolink North America Inc.
2910 South Sheridan Way
Oakville, Ontario L6J7J8


Dear Sirs,


We hereby agree to grant Prolink North America Inc. ("Optionee"), options to purchase 3,210,000 shares ("Shares") of Midland International Corp. ("MLIC") at $.025 per share requiring a payment of Five Dollars ($5). Said options shall have the following terms:

1) Optionee shall be granted an option to purchase 802,500 shares of MLIC whole on or before 5:00 p.m. CDT on or before April 9, 2007 at $0.025. STOCK OPTION AGREEMENT #1

2) Optionee shall be granted an option to purchase 802,500 shares of MLIC whole on or before 5:00 p.m. CDT on or before April 30, 2007 at $0.025. STOCK OPTION AGREEMENT #2

3) Optionee shall be granted an option to purchase 802,500 shares of MLIC whole on or before 5:00 p.m. CDT on or before May 31, 2007 at $0.025. STOCK OPTION AGREEMENT #3

4) Optionee shall be granted an option to purchase 802,500 shares of MLIC whole on or before 5:00 p.m. CDT on or before June 30, 2007 at $0.025. STOCK OPTION AGREEMENT #4

Infinity agrees to deposit the Shares with Attorney Michael A.Littman.




PROLINK NORTH AMERICA INC.:                 INFINITY CAPITAL GROUP, INC.:



By:_________________________                By:_____________________________
Title: _____________________                Title: _________________________

                            STOCK OPTION AGREEMENT #1


         This Stock Option Agreement (the "Agreement"), dated as of April 9, 2007, is made by and between Infinity Capital Group, Inc. ("Optionor") and Prolink North America Inc. ("Optionee").

         In consideration of One dollars and no/100ths and other good and valuable consideration, Optionor hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionor an aggregate of 802,500 shares (the "Shares") of common stock of Midland International Corp. or its successors on the terms herein provided (the "Option").

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionor and Optionee hereby agree as follows:

         1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole on or before 5:00 p.m. CDT on or before April 9, 2007 at $0.025 per share for 802,500 shares. Optionee may exercise the Option at one time by delivering to "Escrow Agent" (identified below) $.025 for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payment shall be made to Optionor by wire transfer to the Escrow Account. Upon receipt by Escrow Agent of Optionee's payment, Escrow Agent shall transfer the Shares purchased upon the exercise of the Option to Optionee, or assigns

         2. PURCHASE SCHEDULE AND PRICING CONDITIONS.

                  A) Duly executed certificates representing the shares shall be held by Michael A. Littman, Escrow Agent, who shall transfer the shares purchased accompanied by a Medallion Signature Guaranteed stock assignment separate from the certificate for the Shares executed in blank to Optionee or assigns upon concurrent payment of the purchase price to Optionor.

                  B) Optionee must purchase the shares within the time period and at exercise price as specified in paragraph 1. Failure to exercise the purchase within the time period shall cause the option to purchase the shares to be null and void, thereafter.

         3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF OPTIONOR. Optionor hereby represent and warrant, as of the date of this Agreement and as of the date upon which Optionee exercises the Option, as follows:

                  A) None of the representations or warranties made by Optionor contain any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  B) Optionor own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

         4. UNREGISTERED SECURITIES. The Shares have not been registered under the Securities Act of 1933, as amended.

         5. NOTICES. Any notice pursuant to this Agreement by Optionor or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

         If to Optionee:





         If to Optionor:

         Infinity Capital Group, Inc.
         Attn: Gregory H. Laborde
         80 Broad Street
         5th Floor
         New York, NY 10004


         Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

         6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionor shall bind and inure to the benefit of their respective successors and assigns hereunder.

         7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state.

         8. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


PROLINK NORTH AMERICA INC.:                 INFINITY CAPITAL GROUP, INC.:



By:_________________________                By:_____________________________
Title: _____________________                Title: _________________________



ESCROW AGENT:



--------------------------------
Michael A. Littman

                            STOCK OPTION AGREEMENT #2


         This Stock Option Agreement (the "Agreement"), dated as of April 9, 2007, is made by and between Infinity Capital Group, Inc. ("Optionor") and Prolink North America Inc. ("Optionee").

         In consideration of One dollars and no/100ths and other good and valuable consideration, Optionor hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionor an aggregate of 802,500 shares (the "Shares") of common stock of Midland International Corp. or its successors on the terms herein provided (the "Option").

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionor and Optionee hereby agree as follows:

         1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole on or before 5:00 p.m. CDT on or before April 30, 2007 at $0.025 per share for 802,500 shares. Optionee may exercise the Option at one time by delivering to "Escrow Agent" (identified below) $.025 for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payment shall be made to Optionor by wire transfer to the Escrow Account. Upon receipt by Escrow Agent of Optionee's payment, Escrow Agent shall transfer the Shares purchased upon the exercise of the Option to Optionee, or assigns

         2. PURCHASE SCHEDULE AND PRICING CONDITIONS.

                  A) Duly executed certificates representing the shares shall be held by Michael A. Littman, Escrow Agent, who shall transfer the shares purchased accompanied by a Medallion Signature Guaranteed stock assignment separate from the certificate for the Shares executed in blank to Optionee or assigns upon concurrent payment of the purchase price to Optionor.

                  B) Optionee must purchase the shares within the time period and at exercise price as specified in paragraph 1. Failure to exercise the purchase within the time period shall cause the option to purchase the shares to be null and void, thereafter.

         3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF OPTIONOR. Optionor hereby represent and warrant, as of the date of this Agreement and as of the date upon which Optionee exercises the Option, as follows:

                  A) None of the representations or warranties made by Optionor contain any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  B) Optionor own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

         4. UNREGISTERED SECURITIES. The Shares have not been registered under the Securities Act of 1933, as amended.

         5. NOTICES. Any notice pursuant to this Agreement by Optionor or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

         If to Optionee:





         If to Optionor:

         Infinity Capital Group, Inc.
         Attn: Gregory H. Laborde
         80 Broad Street
         5th Floor
         New York, NY 10004


         Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

         6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionor shall bind and inure to the benefit of their respective successors and assigns hereunder.

         7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state.

         8. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


PROLINK NORTH AMERICA INC.:                 INFINITY CAPITAL GROUP, INC.:



By:_________________________                By:_____________________________
Title: _____________________                Title: _________________________



ESCROW AGENT:



--------------------------------
Michael A. Littman

                            STOCK OPTION AGREEMENT #3


         This Stock Option Agreement (the "Agreement"), dated as of April 9, 2007, is made by and between Infinity Capital Group, Inc. ("Optionor") and Prolink North America Inc. ("Optionee").

         In consideration of One dollars and no/100ths and other good and valuable consideration, Optionor hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionor an aggregate of 802,500 shares (the "Shares") of common stock of Midland International Corp. or its successors on the terms herein provided (the "Option").

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionor and Optionee hereby agree as follows:

         1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole on or before 5:00 p.m. CDT on or before May 31, 2007 at $0.025 per share for 802,500shares. Optionee may exercise the Option at one time by delivering to "Escrow Agent" (identified below) $.025 for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payment shall be made to Optionor by wire transfer to the Escrow Account. Upon receipt by Escrow Agent of Optionee's payment, Escrow Agent shall transfer the Shares purchased upon the exercise of the Option to Optionee, or assigns

         2. PURCHASE SCHEDULE AND PRICING CONDITIONS.

                  A) Duly executed certificates representing the shares shall be held by Michael A. Littman, Escrow Agent, who shall transfer the shares purchased accompanied by a Medallion Signature Guaranteed stock assignment separate from the certificate for the Shares executed in blank to Optionee or assigns upon concurrent payment of the purchase price to Optionor.

                  B) Optionee must purchase the shares within the time period and at exercise price as specified in paragraph 1. Failure to exercise the purchase within the time period shall cause the option to purchase the shares to be null and void, thereafter.

         3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF OPTIONOR. Optionor hereby represent and warrant, as of the date of this Agreement and as of the date upon which Optionee exercises the Option, as follows:

                  A) None of the representations or warranties made by Optionor contain any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  B) Optionor own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

         4. UNREGISTERED SECURITIES. The Shares have not been registered under the Securities Act of 1933, as amended.

         5. NOTICES. Any notice pursuant to this Agreement by Optionor or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

         If to Optionee:





         If to Optionor:

         Infinity Capital Group, Inc.
         Attn: Gregory H. Laborde
         80 Broad Street
         5th Floor
         New York, NY 10004


         Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

         6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionor shall bind and inure to the benefit of their respective successors and assigns hereunder.

         7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state.

         8. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


PROLINK NORTH AMERICA INC.:                 INFINITY CAPITAL GROUP, INC.:



By:_________________________                By:_____________________________
Title: _____________________                Title: _________________________



ESCROW AGENT:



--------------------------------
Michael A. Littman

                            STOCK OPTION AGREEMENT #4


         This Stock Option Agreement (the "Agreement"), dated as of April 9, 2007, is made by and between Infinity Capital Group, Inc. ("Optionor") and Prolink North America Inc. ("Optionee").

         In consideration of One dollars and no/100ths and other good and valuable consideration, Optionor hereby grant to the Optionee, its successors and assigns, the right to purchase and receive from Optionor an aggregate of 802,500 shares (the "Shares") of common stock of Midland International Corp. or its successors on the terms herein provided (the "Option").

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionor and Optionee hereby agree as follows:

         1. TERMS OF EXERCISE. The Option granted herein may be exercised by Optionee in whole on or before 5:00 p.m. CDT on or before June 30, 2007 at $0.025 per share for 802,500 shares. Optionee may exercise the Option at one time by delivering to "Escrow Agent" (identified below) $.025 for each Share (the "Exercise Price") for which Optionee is exercising the Option. Payment shall be made to Optionor by wire transfer to the Escrow Account. Upon receipt by Escrow Agent of Optionee's payment, Escrow Agent shall transfer the Shares purchased upon the exercise of the Option to Optionee, or assigns

         2. PURCHASE SCHEDULE AND PRICING CONDITIONS.

                  A) Duly executed certificates representing the shares shall be held by Michael A. Littman, Escrow Agent, who shall transfer the shares purchased accompanied by a Medallion Signature Guaranteed stock assignment separate from the certificate for the Shares executed in blank to Optionee or assigns upon concurrent payment of the purchase price to Optionor.

                  B) Optionee must purchase the shares within the time period and at exercise price as specified in paragraph 1. Failure to exercise the purchase within the time period shall cause the option to purchase the shares to be null and void, thereafter.

         3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF OPTIONOR. Optionor hereby represent and warrant, as of the date of this Agreement and as of the date upon which Optionee exercises the Option, as follows:

                  A) None of the representations or warranties made by Optionor contain any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  B) Optionor own all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

         4. UNREGISTERED SECURITIES. The Shares have not been registered under the Securities Act of 1933, as amended.

         5. NOTICES. Any notice pursuant to this Agreement by Optionor or Optionee shall be in writing and shall be deemed to have been duly given if delivered personally with written receipt acknowledged or mailed by certified mail five days after mailing, return receipt requested:

         If to Optionee:





         If to Optionor:

         Infinity Capital Group, Inc.
         Attn: Gregory H. Laborde
         80 Broad Street
         5th Floor
         New York, NY 10004


         Any party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

         6. All the covenants and provisions of this Agreement by or for the benefit of Optionee or Optionor shall bind and inure to the benefit of their respective successors and assigns hereunder.

         7. APPLICABLE LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state.

         8. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


PROLINK NORTH AMERICA INC.:                 INFINITY CAPITAL GROUP, INC.:



By:_________________________                By:_____________________________
Title: _____________________                Title: _________________________



ESCROW AGENT:



--------------------------------
Michael A. Littman